Schedule to Exhibit 10.28

There are 8 management agreements with subsidiaries of Sonesta Holdco Corporation, or Sonesta, for hotels which we and Sonesta have designated as sale hotels, a representative form of which is filed as Exhibit 10.3 to our Current Report on Form 8-K dated January 7, 2022 and which is incorporated herein by reference. The other 7 management agreements for sale hotels, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Gwinnett Place 1775 Pleasant Hill Road Duluth, Georgia	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	January 1, 2022	Full and Select	$3,024,996
Sonesta Hamilton Park Morristown 175 Park Avenue Florham Park, New Jersey 07932	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta NJ LLC	January 1, 2022	Full	$5,507,235
Sonesta Simply Suites Nanuet 20 Overlook Boulevard Nanuet, New York 10954	HPT IHG-2 Properties Trust	SVC Nanuet TRS LLC	Sonesta Nanuet LLC	January 1, 2022	Select	$1,104,553
Sonesta Select Mahwah 140 Route 17 South Mahwah, NJ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta Mahwah LLC	January 1, 2022	Select	$1,759,302
Sonesta ES Suites South Brunswick - Princeton 4225 US Highway 1 Monmouth Junction, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta South Brunswick LLC	January 1, 2022	Select	$1,583,093
Sonesta ES Suites Parsippany 61 Interpace Pkwy Parsippany, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta Parsippany LLC	January 1, 2022	Select	$2,285,680
Sonesta Simply Suites Somerset 41 World's Fair Drive Somerset, NJ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Somerset LLC	January 1, 2022	Select	$1,027,245